SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   September 17, 2001


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



          Delaware                     0-20199                43-1420563
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(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
         of  corporation)                                Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                 63043
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:       (314) 770-1666
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          (Former name or former address, if changed since last report)




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Item 9.   Regulation FD Disclosure

     On September 17, 2001, Express Scripts, Inc. issued a press release with respect to earnings estimates for the third quarter and full year 2001. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EXPRESS SCRIPTS, INC.



Date: September 17, 2001              By:
                                          --------------------------------------
                                           Barrett A. Toan
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX




   Exhibit No.     Description

      99.1         Press release, dated September 17, 2001.